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


Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Dec 31, 1999
Current Due Period Ending                           Jan 31, 2000
Prior Distribution Date                             Jan 14, 2000
Distribution Date                                   Feb 14, 2000


Beginning Trust Principal Receivables           3,971,479,080.30
Average Principal Receivables                   3,971,332,092.19
FC&A Collections (Includes Recoveries)             63,496,840.43
Principal Collections                             112,677,807.67
Additional Balances                                51,872,730.15
Net Principal Collections                          60,805,077.52
Defaulted Amount                                   27,744,363.19
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,572,275.00

Beginning Participation Invested Amount           611,279,838.35
Beginning Participation Unpaid Principal          611,279,838.34
Balance
Ending Participation Invested Amount              597,650,031.89
Ending Participation Unpaid Principal Balance     597,650,031.88

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                  10.020%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 611,279,838.35
Numerator for Fixed Allocation                    625,699,512.41
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Applicable Allocation Percentage                        15.3923%
Investor FC&A Collections                           9,773,631.98

Series Participation Interest Default Amount
Numerator for Floating Allocation                 611,279,838.35
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Floating Allocation Percentage                          15.3923%
Series Participation Interest Default Amount        4,270,499.03


Principal Allocation Components
Numerator for Floating Allocation                 611,279,838.35
Numerator for Fixed Allocation                    625,699,512.41
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)


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


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             5.2558%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          611,279,838.34
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      3,684,659.03

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          13,629,806.46
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       9,359,307.43
or e]
(b) prior to Accelerated Amort. Date or not         9,359,307.43
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      15.3923%
(d) Net Principal Collections                      60,805,077.52
(e) after Accelerated Amort Date or Early Amort    17,752,846.57
Period, [f*g]
(f) Fixed Allocation Percentage                         15.7554%
(g) Collections of Principal
                                                  112,677,807.67

(h) Minimum Principal Amount, [Min(i,l)]            9,177,657.41
(i)  Floating Allocation Percentage of             17,343,720.06
Principal Collections
(j)  2.5% or 2.2% of the Series Participation      13,448,156.44
Interest Invested Amount
(k) Series Participation Interest Net Default       4,270,499.03
Payment Amount
(l)  the excess of (j) over (k)                     9,177,657.41

(m) Series Participation Interest Net Default       4,270,499.03
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     9,773,631.98
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the         1,018,799.73
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,684,659.03
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,270,499.03
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        0.00
Excess [Sec. 4.11(a)(vi)]                             799,674.19

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  894,616,891.32

Seller's Interest Percentage                              23.04%

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


Series 1997-2  Owner Trust Calculations

Due Period Ending         Jan 31, 2000
Payment Date              Feb 15, 2000


Calculation of Interest Expense


Index (LIBOR)               5.781250%

Accrual end date         Feb 15, 2000

accrual beginning date   Jan 18, 2000

and days in Interest Period        28

              Class A-1   Class A-2   Class A-3      Class B   Certificates     Overcoll
                                                                                  Amount
Beginning   317,735,162  48,000,000  90,000,000   57,000,000    42,000,000    56,544,676
Unpaid
Principal
Balance

Previously            0           0           0            0             0
unpaid
interest/yield

Spread to          0.18%       0.29%      0.40%        0.65%         1.00%
index

Rate           5.961250%   6.071250%  6.181250%    6.431250%     6.781250%
(capped at
12.5%, 14%,
14%, 14%,
15%)

Interest/Yi    1,473,188     226,660    432,688      285,119       221,521
eld Payable
on the
Principal
Balance

Interest on            0           0          0            0             0
previously
unpaid
interest/yield

Interest/Yi    1,473,188     226,660    432,688      285,119       221,521
eld Due

Interest/Yi    1,473,188     226,660    432,688      285,119       221,521
eld Paid


Summary


Beginning
Security     317,735,162   48,000,000 90,000,000   57,000,000    42,000,000   56,544,676
Balance

Beginning
Adjusted     317,735,162   48,000,000 90,000,000   57,000,000    42,000,000
Balance

Principal
Paid           7,084,495           -          -      763,740       164,498     5,744,424

Ending
Security     310,650,667   48,000,000 90,000,000   56,236,260    41,835,502   50,927,603
Balance

Ending
Adjusted     310,650,667   48,000,000 90,000,000   56,236,260    41,835,502
Balance


Ending                                                             7.0000%
Certificate
Balance as %
Participation
Interest Invested
Amount

Targeted
Balance      310,778,017   65,741,504 95,436,008   56,236,260   41,835,502

Minimum
Adjusted                   16,000,000 30,000,000   19,000,000   14,000,000    17,000,000
Balance

Certificate
Minimum                                                          6,036,863
Balance

Ending OC
Amount as                                                                     33,346,393
Holdback
Amount

Ending OC
Amount as                                                                     17,581,210
Accelerated
Prin Pmts


Beginning           0.00        0.00       0.00         0.00          0.00          0.00
Net Charge
offs

Reversals           0.00        0.00       0.00         0.00          0.00          0.00

Charge offs         0.00        0.00       0.00         0.00          0.00          0.00

Ending Net          0.00        0.00       0.00         0.00          0.00          0.00
Charge Offs


Interest/Yi   $1.6153376   $4.7220833 $4.8076389   $5.0020833    $5.2743055
eld Paid
per $1000

Principal     $7.7680869   $0.0000000 $0.0000000  $13.3989409    $3.9166136
Paid per
$1000


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


Series 1997-2  Owner Trust Calculations
Due Period                                          January 2000
Payment Date                                        Feb 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       13,629,806.46
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         127,349.97

Series Participation Interest Monthly Interest      3,684,659.03

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,473,187.90
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           226,660.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           432,687.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             285,118.75
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        221,520.83
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,957,145.29
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           763,739.63
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       164,497.77
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         5,744,423.77
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           127,349.97
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)




Remaining Amounts to Holder of Designated             918,134.08
Certificate - Sec. 3.05(a)(vii)



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     5,744,423.77
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          127,349.97
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     5,617,073.80
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            1,644.98
